UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 12, 2005
                                       ------------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                       38-0549190
          ------                                       ----------
   (Commission File Number)                   (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))



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                                      -2-

Item 1.01. Entry into a Material Definitive Agreement.
-----------------------------------------------------

         News releases of Ford Motor Company, Ford Motor Credit Company and The Hertz Corporation, each dated September 12, 2005, filed as Exhibits 99.1, 99.2 and 99.3, respectively, are incorporated by reference herein. The press releases announce the sale of Hertz by Ford pursuant to an agreement dated September 12, 2005, the intention to commence related exchange and tender offers involving certain of Hertz' debt securities and otherwise describe significant terms and conditions of the transaction.


Item 9.01. Financial Statements and Exhibits.
--------------------------------------------


                                    EXHIBITS
                                    --------

Designation          Description                        Method of Filing
-----------          -----------                        ----------------

Exhibit 99.1         Ford Motor Company                 Filed with this Report
                     News Release dated
                     September 12, 2005

Exhibit 99.2         Ford Motor Credit Company          Filed with this Report
                     News Release dated
                     September 12, 2005

Exhibit 99.3         The Hertz Corporation              Filed with this Report
                     News Release dated
                     September 12, 2005







                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FORD MOTOR COMPANY
                                          ------------------
                                          (Registrant)


Date: September 12, 2005                  By: /s/Kathryn S. Lamping
                                              ---------------------
                                              Kathryn S. Lamping
                                              Assistant Secretary



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                                      -3-



                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99.1          Ford Motor Company News Release dated
                      September 12, 2005

Exhibit 99.2          Ford Motor Credit Company News Release dated
                      September 12, 2005

Exhibit 99.3          The Hertz Corporation News Release dated
                      September 12, 2005